NYC DEPARTMENT OF FINANCE
OFFICE OF THE CITY REGISTER

This page is part of the instrument. The City Register will rely on the information provided by you on this page for purposes of indexing this instrument. The information on this page will control for indexing purposes in the event of any conflict with the rest of the document.

2008013000206004001E02EE

RECORDING AND ENDORSEMENT COVER PAGE

Document ID: 2008013000206004 Document Date: 01-25-2008 Preparation Date: 01-30-2008
Document Type: POWER OF ATTORNEY
Document Page Count: 5

PRESENTER:
COMMONWEALTH/LAWYERS TITLE
RETURN TO ROOPIE (GS)
140 EAST 45TH STREET, 22ND FLOOR
NEW YORK, NY 10017
212-949-0100
skaelin@landam.com/ NY060334M

RETURN TO:
EL-AD US HOLDING, INC.
575 MADISON AVENUE
NEW YORK, NY 10022

PROPERTY DATA

Borough	Block	Lot		Unit	Address
MANHATTAN	1274	1463	Entire Lot	405	768 5 AVENUE

Property Type: SINGLE RESIDENTIAL CONDO UNIT

CROSS REFERENCE DATA

CRFN *or* Document ID *or* Year Reel Page *or* File Number

PARTIES

PARTY ONE:
UNIT 405 PLAZA LLC
C/O STILLWELL ASSOCIATES, 26 BROADWAY, 23RD FLOOR
NEW YORK, NY 10004

PARTY TWO:
THE RESIDENTIAL BOARD OF THE PLAZA CONDOMINIUM
ONE CENTRAL PARK SOUTH
NEW YORK, NY 10019

x Additional Parties Listed on Continuation Page

FEES AND TAXES

Mortgage

Mortgage Amount:	$	0.00
Taxable Mortgage Amount:	$	0.00
Exemption:		
TAXES: County (Basic):	$	0.00
City (Additional):	$	0.00
Spec (Additional):	$	0.00
TASF:	$	0.00
MTA:	$	0.00
NYCTA:	$	0.00
Additional MRT:	$	0.00
TOTAL:	$	0.00
Recording Fee:	$	62.00
Affidavit Fee:	$	0.00

Filing Fee:	$	0.00
NYC Real Property Transfer Tax:	$	0.00
NYS Real Estate Transfer Tax:	$	0.00

RECORDED OR FILED IN THE OFFICE OF THE CITY REGISTER OF THE CITY OF NEW YORK

Recorded/Filed 02-28-2008 16:02
City Register File No.(CRFN):
2008000083001

City Register Official Signature

NYC DEPARTMENT OF FINANCE
OFFICE OF THE CITY REGISTER

2008013000206004001C006E

Document ID: 2008013000206004 Document Date: 01-25-2008 Preparation Date: 01-30-2008
Document Type: POWER OF ATTORNEY

PARTIES
PARTY TWO:
THE CONDOMINIUM BOARD OF THE PLAZA
CONDOMINIUM
ONE CENTRAL PARK SOUTH
NEW YORK, NY 10019

RESIDENTIAL UNIT
POWER OF ATTORNEY

UNIT 405 PLAZA LLC

to

THE RESIDENTIAL BOARD OF
THE PLAZA CONDOMINIUM
AND
THE CONDOMINIUM BOARD OF
THE PLAZA CONDOMINIUM

One Central Park South
New York, New York 10019
Unit No. 405

County: New York
Block: 1274
Lot: 1463

Record and Return to:

El-Ad US Holding, Inc.
575 Madison Avenue
New York, New York 10022
Attention: Victoria Robles, Esq.

UNIT OWNER'S
POWER OF ATTORNEY

All terms used in this Residential Unit Power of Attorney that are used in that that certain Declaration, dated as of March 13, 2006, made by CPS 1 REALTY LP ("Declarant") under the provisions of Article 9-B of the Real Property Law of the State of New York (as the same may be amended from time to time, the "New York Condominium Act") establishing a plan for condominium ownership of the premises known as 768 Fifth Avenue (including also One Central Park South), New York, New York 10019 and to be known by such address and as "The Plaza Condominium", recorded in the Office of the City Register, New York County (the "City Register's Office") on March 23, 2006 as CRFN 2006000164230 (Condominium No. 1508); as amended and restated in its entirety by Amended and Restated Declaration, dated as of March 13, 2006, made by Declarant, recorded in the City Register's Office on April 12, 2006 as CRFN 2006000201624; as amended by First Amendment to Amended and Restated Declaration, dated as of May 29, 2007, made by Declarant, Plaza Accessory Unit Owner LP, Plaza Residential Owner LP and Plaza Club Owner LP, and recorded in the City Register's Office on June 12, 2007 as CRFN 2007000304266 (Condominium No. 1508-A) (the original declaration, as so amended to date, and as the same may be hereafter amended in accordance with its terms, the "Declaration"), shall have the same meanings in this Residential Unit Power of Attorney as in the Declaration.

The undersigned: **Unit 405 Plaza LLC**, having an office/residing at: c/o Stillwell Associates, 26 Broadway, 23rd Floor, New York, New York 10004, the owner of the condominium unit (hereinafter called the "**Unit**") known as Unit No. 405 at the Condominium, said Unit(s) being so designated and described in the Declaration and also designated as Tax Lot 1463 in Block 1274 of the Borough of Manhattan on the Tax Map of the Real Property Assessment Bureau of the City of New York and on the Floor Plans of the Condominium certified by Costas Kondylis & Partners LLP on March 2, 2006, and filed with the Real Property Assessment Bureau of the City of New York on March 9, 2006, as Condominium Plan No. 1508 and also filed in the Register's Office on March 23, 2006, as CRFN 2006000164231, [does/do] hereby irrevocably nominate, constitute and appoint the persons who may from time to time constitute:

(A) the Residential Board of the Condominium (the "**Residential Board**"), jointly true and lawful attorneys-in-fact for the undersigned, coupled with an interest, with power of substitution, in their own names, as members of the Residential Board, or in the name of their designee (corporate or otherwise), but subject in all respects to the provisions of the Declaration Condominium By-Laws and the Residential By-Laws (collectively, the "**Condominium Documents**"), then in effect, to:

(i) acquire in the name of the Residential Board or its designee, corporate or otherwise, on behalf of all Unit Owners, title to any Unit, together with its appurtenant Common Interest:

(a) in connection with the enforcement of the Residential Board's lien for unpaid Residential Common Charges;

(b) whose owner desires to surrender the same pursuant to Section 6.2.2 of the Residential By-Laws;

(c) that becomes the subject of a foreclosure or other similar sale; or

(d) for the use and occupancy of a superintendent or resident building manager;

on such terms, including, without limitation, price (with respect to subdivisions (c) or (d) above) as said attorneys-in-fact shall deem proper;

(ii) acquire or lease in the name of the Residential Board or its designee, corporate or otherwise, on behalf of all Residential Unit Owners, any Residential Unit, together with its appurtenant Common Interest, from any Residential Unit Owner desiring to sell, convey, transfer, assign or lease the same, on such terms and conditions as said attorneys-in-fact shall deem proper;

(iii) convey, sell, lease, mortgage, or otherwise deal with (but not to vote the Common Interest appurtenant to) any Residential Unit so acquired or to sublease any Residential Unit so leased by them, without the necessity of any authorization by the Residential Unit Owners, on such terms as said attorneys-in-fact may determine, granting to said attorneys-in-fact the power to do all things in and to said Residential Unit which the undersigned could do if personally present; and

(iv) execute, acknowledge, deliver and (if determined to be necessary or desirable by said attorneys-in-fact) cause to be recorded in the City Register's Office:

(a) any declaration or other instrument affecting the Residential Section and/or the Condominium that the Residential Board deems necessary or appropriate to comply with any law, ordinance, regulation, zoning resolution, or requirement of the Department of Buildings, the City Planning Commission, the Board of Standards and Appeals, or any other public authority (including, without limitation Chapter 3 of Title 25 of the New York City Administrative Code) applicable to the maintenance, demolition, construction, alteration, repair, or restoration of the Residential Section or the Condominium; or

(b) following due authorization by any affected Residential Unit Owner(s) to the extent required in the Condominium Documents, any consent, covenant, restriction, easement or declaration, or amendment thereto, affecting the Condominium, the Residential Section or any of the Common Elements, in each case that the Residential Board deems necessary or appropriate.

The acts of a majority of such persons constituting the Residential Board shall constitute the acts of said attorneys-in-fact.

This Residential Unit Power of Attorney shall be irrevocable; and

(B) the board of managers of the Condominium (the "**Condominium Board**"), jointly true and lawful attorneys-in-fact for the undersigned, coupled with an interest, with power of substitution, in their own names, as members of the Condominium Board, or in the name of their designee (corporate or otherwise), but subject in all respects to the provisions of the Condominium Documents, then in effect, to:

(i) acquire in the name of the Condominium Board or its designee, corporate or otherwise, on behalf of all Unit Owners, title to any Unit, together with its appurtenant Common Interest:

(a) in connection with the enforcement of the Condominium Board's lien for unpaid General Common Charges;

(b) whose owner desires to surrender the same pursuant to Section 13 of the Condominium By-Laws; or

(c) that becomes the subject of a foreclosure or other similar sale;

on such terms, including, without limitation, price (with respect to subdivisions (c) above) as said attorneys-in-fact shall deem proper;

(ii) convey, sell, lease, mortgage, or otherwise deal with (but not to vote the Common Interest appurtenant to) any Commercial Unit so acquired or to sublease any Commercial Unit so leased by them, without the necessity of any authorization by the Unit Owners, on such terms as said attorneys-in-fact may determine, granting to said attorneys-in-fact the power to do all things in and to said Commercial Unit which the undersigned could do if personally present; and

(iv) execute, acknowledge, deliver and (if determined to be necessary or desirable by said attorneys-in-fact) cause to be recorded in the City Register's Office:

(a) any declaration or other instrument affecting the Condominium that the Condominium Board deems necessary or appropriate to comply with any law, ordinance, regulation, zoning resolution, or requirement of the Department of Buildings, the City Planning Commission, the Board of Standards and Appeals, or any other public authority (including, without limitation Chapter 3 of Title 25 of the New York City Administrative Code) applicable to the maintenance, demolition, construction, alteration, repair, or restoration of the Condominium; or

(b) following due authorization by any affected Unit Owner(s) or the Residential Board, in each case to the extent required in the Condominium Documents, any consent, covenant, restriction, easement or declaration, or amendment thereto, affecting the Condominium, the Residential Section or any of the Common Elements, in each case that the Condominium Board deems necessary or appropriate.

The acts of a majority of such persons constituting the Condominium Board shall constitute the acts of said attorneys-in-fact.

This Residential Unit Power of Attorney shall be irrevocable.

IN WITNESS WHEREOF, the undersigned (has) (have) executed this Residential Unit Power of Attorney as of the 25th day of January, 2008.

Unit 405 Plaza LLC
By: Joseph Schwell
Authorized Signatory

KL3 2636373.1

STATE OF NEW YORK)
) ss.:
COUNTY OF NEW YORK)

On the 25th day of January, 2008 before me, the undersigned, personally appeared Joseph D Stillwell, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of which the individual(s) acted, executed the instrument.

Notary Public

SEAL

MERYL B. GOLDBERG
Notary Public, State of New York
No. 31GO4748100
Qualified in New York County
Commission Expires May 31, 2011

STATE OF NEW YORK)
) ss.:
COUNTY OF NEW YORK)

On the 25th day of January, 2008 before me, the undersigned, personally appeared Joseph Stillwell, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of which the individual(s) acted, executed the instrument.

Notary Public

BARRY C. LANDSMAN
Notary Public, State Of New York
No. 02LA5089295
Qualified In Nassau County
Commission Expires December 8, 2009

SEAL

NYC DEPARTMENT OF FINANCE
OFFICE OF THE CITY REGISTER

This page is part of the instrument. The City Register will rely on the information provided by you on this page for purposes of indexing this instrument. The information on this page will control for indexing purposes in the event of any conflict with the rest of the document.

2008013000206003002E325B

RECORDING AND ENDORSEMENT COVER PAGE

Document ID: 2008013000206003 Document Date: 01-25-2008 Preparation Date: 02-08-2008
Document Type: DEED
Document Page Count: 9

PRESENTER:
COMMONWEALTH/LAWYERS TITLE
RETURN TO ROOPIE (GS)
140 EAST 45TH STREET, 22ND FLOOR
NEW YORK, NY 10017
212-949-0100
skaelin@landam.com/ NY060334M

RETURN TO:
PRYOR CASHMAN LLP
410 PARK AVENUE
NEW YORK, NY 10022
ATTN: BARRY LANDSMAN, ESQ.

PROPERTY DATA

Borough	Block	Lot		Unit	Address
MANHATTAN	1274	1463	Entire Lot	405	768 5 AVENUE

Property Type: SINGLE RESIDENTIAL CONDO UNIT

CROSS REFERENCE DATA

CRFN *or* Document ID *or* Year Reel Page *or* File Number

PARTIES

GRANTOR/SELLER:
PLAZA RESIDENTIAL OWNER LP
C/O EL-AD PROPERTIES, 575 MADISON AVENUE
NEW YORK, NY 10022

GRANTEE/BUYER:
UNIT 405 PLAZA LLC
C/O STILLWELL ASSOCIATES, 26 BROADWAY, 23RD FLOOR
NEW YORK, NY 10004

FEES AND TAXES

Mortgage

Mortgage Amount:	$	0.00
Taxable Mortgage Amount:	$	0.00
Exemption:		
TAXES: County (Basic):	$	0.00
City (Additional):	$	0.00
Spec (Additional):	$	0.00
TASF:	$	0.00
MTA:	$	0.00
NYCTA:	$	0.00
Additional MRT:	$	0.00
TOTAL:	$	0.00
Recording Fee:	$	82.00
Affidavit Fee:	$	0.00

Filing Fee:
$ 75.00
NYC Real Property Transfer Tax:
$ 122,224.10
NYS Real Estate Transfer Tax:
$34,310.00 + $85,771.30 = $ 120,081.30

RECORDED OR FILED IN THE OFFICE OF THE CITY REGISTER OF THE CITY OF NEW YORK
Recorded/Filed 02-28-2008 16:02
City Register File No.(CRFN):
2008000083000

City Register Official Signature

CONDOMINIUM UNIT DEED

PLAZA RESIDENTIAL OWNER LP

TO

UNIT 405 PLAZA LLC

THE PLAZA CONDOMINIUM
One Central Park South
New York, New York 10019

County:	New York
Block:	1274
Lot:	1463

Record and Return to:
Pryor Cashman LLP
Barry Landsman
410 Park Ave
NY NY 10022

KL3 2636373.1

CONDOMINIUM UNIT DEED

THIS INDENTURE is made the 25th day of January, 2008 by and between PLAZA RESIDENTIAL OWNER LP, a Delaware limited partnership having an address at c/o El-Ad Properties NY LLC, 575 Madison Avenue, New York, New York 10022 (hereinafter called "**Grantor**") and **Unit 405 Plaza LLC**, having an address at **c/o Stillwell Associates, 26 Broadway, 23rd Floor, New York, New York 10004** (hereinafter called "**Grantee**").

WITNESSETH:

That Grantor, in consideration of Ten ($10.00) Dollars and other valuable consideration paid by Grantee, the receipt and sufficiency of which are hereby acknowledged, does hereby grant and release unto Grantee, and the heirs or successors and assigns of Grantee, forever:

The Condominium Unit (hereinafter called the "**Unit**") in the building (hereinafter called the "**Building**") known as The Plaza Condominium and by the street address One Central Park South, Borough of Manhattan, City, County and State of New York, said Unit being designated and described as Unit 405 in that certain Declaration, dated as of March 13, 2006, made by CPS 1 REALTY LP ("Declarant") under the provisions of Article 9-B of the Real Property Law of the State of New York (as the same may be amended from time to time, the "New York Condominium Act") establishing a plan for condominium ownership of the premises known as 768 Fifth Avenue (including also One Central Park South), New York, New York 10019 and to be known by such address and as "The Plaza Condominium", recorded in the Office of the City Register, New York County (the "City Register's Office") on March 23, 2006 as CRFN 2006000164230 (Condominium No. 1508); as amended and restated in its entirety by Amended and Restated Declaration, dated as of March 13, 2006, made by Declarant, recorded in the City Register's Office on April 12, 2006 as CRFN 2006000201624; as amended by First Amendment to Amended and Restated Declaration, dated as of May 29, 2007, made by Declarant, Plaza Accessory Unit Owner LP, Plaza Residential Owner LP and Plaza Club Owner LP, and recorded in the City Register's Office on June 12, 2007 as CRFN 2007000304266 (Condominium No. 1508-A) (the original declaration, as so amended to date, and as the same may be hereafter amended in accordance with its terms, the "Declaration");The Unit is also designated as Tax Lot 1463 in Block 1274 of the Borough of Manhattan on the Tax Map of the Real Property Assessment Bureau of The City of New York and on the Floor Plans of the Building certified by Costas Kondylis & Partners LLP on March 2, 2006, and filed with the Real Property Assessment Bureau of The City of New York on March 9, 2006, as Condominium Plan No. 1508 and also filed in the City Register's Office on March 23, 2006, as CRFN 2006000164231; as amended by floor plans certified by Costas Kondylis & Partners LLP as of May 29, 2007 and filed as Condominium Plan No. 1508-A, CRFN 2007000304267 on June 12, 2007 in the City Register's Office, as of the date hereof constituting Tax Lots 1301-1459, 1462-1505, 1507-1534, 1536, 1538-1539, 1543-1552, 1554-1574, 1576-1603, 1605-1614, 1616-1627, and 1629-1637 in Block 1274 of Section 5, Borough of Manhattan on the Tax Map of the Real Property Assessment Department of the City of New York.

TOGETHER with an undivided 0.2918 % interest in the Common Elements (as such term is defined in the Declaration) of The Plaza Condominium;

TOGETHER with the appurtenances and all the estate and rights of Grantor in and to the Units;

TOGETHER with, and subject to, all of the rights, obligations, easements, restrictions and other provisions set forth in the Declaration, the Condominium By-Laws (as defined in the Declaration) as may be amended from time to time (said By-Laws and any amendments thereto are hereinafter collectively called the "**Condominium By-Laws**"), and the Residential By-Laws (as defined in the Declaration) as the same may be amended from time to time (said By-Laws and any amendments thereto are hereinafter collectively called the "**Residential By-Laws**"; together with the Condominium By-Laws, the "**By-Laws**"), including, without limitation, the restrictions and other provisions with respect to the permitted uses of the Unit; all of which shall constitute covenants running with the Land and shall bind any person having at any time any interest or estate in the Unit, as though recited and stipulated at length herein;

SUBJECT also to such other liens, agreements, covenants, easements, restrictions, consents, other matters of record as pertain to the Unit, to the Land and/or to the Building (which Land and Building are hereinafter collectively called the "**Property**") as more particularly described in Schedule B annexed hereto and by this reference made a part hereof.

TO HAVE AND TO HOLD the premises herein granted unto Grantee, its heirs or successors and assigns forever.

If any provision of the Declaration or the By-Laws is invalid under, or would cause the Declaration or the By-Laws to be insufficient to submit the Property to, the provisions of the Condominium Act, or if any provision that is necessary to cause the Declaration and the By-Laws to be sufficient to submit the Property to the provisions of the Condominium Act is missing from the Declaration or the By-Laws, or if the Declaration and the By-Laws are insufficient to submit the Property to the provisions of the Condominium Act, the applicable provisions of Article 17 of the Declaration shall control.

Except as otherwise provided in the Declaration or in the By-Laws, the Unit is intended for residential use only.

Grantor covenants that Grantor has not done or suffered anything whereby the Unit has been encumbered in any way whatever, except as set forth in the Offering Plan and the Purchase Agreement (each as defined in the By-Laws), and the Declaration and By-Laws. This covenant is for the personal benefit of Grantee only and cannot be assigned to, exercised by, or inure to the benefit of any other person or entity, including, without limitation, any insurer of Grantee's title or successor to Grantee's interest.

In the event of a claimed breach of any covenant of Grantor contained in the preceding paragraph, Grantee shall first seek recovery against Grantee's title insurer before proceeding against Grantor for any breach of such covenants, it being agreed that the liability of Grantor shall be limited to the extent only that any loss or damage shall not be covered by such

title insurance. In the event that Grantee shall elect not to purchase title insurance, then the liability of Grantor shall be limited to the extent only that any loss or damage would not have been covered by the title insurance that was available to Grantee as of the date of this conveyance. The terms of any marked-up title binder issued by any title insurer that is a member of the New York State Land Title Association, Inc. in connection with any unit in the Building shall be conclusive evidence against Grantee of the title insurance coverage that was available to Grantee as of the date of this conveyance.

Grantor, in compliance with Section 13 of the Lien Law of the State of New York, covenants that Grantor will receive the consideration for this conveyance, and will hold the right to receive such consideration, as a trust fund for the purpose of paying the cost of the improvements at the Property required to be made by Grantor and will apply the same first to the payment of the cost of such improvements before using any part of the same for any other purposes.

Grantee hereby accepts and ratifies the provisions of the Declaration and the By-Laws (and any Rules and Regulations adopted under the By-Laws) and agrees to comply with all the terms and provisions thereof, including, without limitation, all the terms and provisions with respect to the permitted uses of the Unit.

Grantee hereby acknowledges that the Property shall at all times be known as "The Plaza Condominium" except as otherwise provided in the Declaration.

This conveyance is made in the regular course of business actually conducted by Grantor. The Unit is not subject to a credit line mortgage.

The term "**Grantee**" shall be read as "**Grantees**" whenever the sense of this indenture so requires.

IN WITNESS WHEREOF, Grantor and Grantee have duly executed this indenture as of the day and year first above written.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, Grantor has duly executed this indenture as of the day and year first above written.

GRANTOR:

PLAZA RESIDENTIAL OWNER LP

By: Victoria Robles
Name:
Title:

PURCHASER:

____
Unit 405 Plaza LLC
By: Joseph Stilwell
Authorized Signatory

KL3 2636373.1

ACKNOWLEDGEMENT

STATE OF NEW YORK)
) ss:
COUNTY OF NEW YORK)

On the 25th day of January in the year 2008 before me, the undersigned, personally appeared Victoria Robles personally known to me or provided to me on the basis of satisfactory evidence to the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

ALBERTA NICOLOSI
NOTARY PUBLIC, State of New York
No. 01NI6056927
Qualified in Nassau County
Commission Expires: April 9, 20 11

SEAL

STATE OF NEW YORK)
) ss:
COUNTY OF NEW YORK)

On the 25th day of January in the year 2008 before me, the undersigned, personally appeared Joseph D. Stilwell personally known to me or provided to me on the basis of satisfactory evidence to the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

MERYL B. GOLDBERG
Notary Public, State of New York
No. 31GO4746100
Qualified in New York County
Commission Expires May 31, 2011

SEAL

KL3 2636373.1

SCHEDULE A

Description of the Land

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly side of West 58th Street with the westerly side of Fifth Avenue Plaza;

RUNNING THENCE northerly along the westerly side of Fifth Avenue Plaza, 200 feet 10 inches to the corner formed by the intersection of the southerly side of West 59th Street with the said westerly side of Fifth Avenue Plaza;

THENCE westerly along the southerly side of West 59th Street, 250 feet;

THENCE southerly parallel with Fifth Avenue Plaza, 100 feet 5 inches to the center line of the block

THENCE westerly parallel with West 59th Street and along said center line, 35 feet:

THENCE southerly parallel with Fifth Avenue Plaza, 100 feet 5 inches to the northerly side of West 58th Street;

THENCE Easterly along the northerly side of West 58th Street, 285 feet to the first mentioned corner, the point or place of BEGINNING.

Fifth Avenue Plaza is now known as Grand Army Plaza.

59th Street is now known as Central Park South.

SCHEDULE B

PERMITTED ENCUMBRANCES

1. Building and zoning laws and other regulations, resolutions and ordinances (including, but not limited to, any variances or use regulations) and any amendments thereto now or hereafter adopted.

2. The terms, burdens, covenants, restrictions, conditions, easements and rules and regulations, all as set forth in the Declaration, the Condominium By-Laws (and the Rules and Regulations made thereunder), the Residential By-Laws (and the Residential Rules and Regulations made thereunder), the Power of Attorney from Purchaser to the Board and the Floor Plans, all as may be amended from time to time.

3. Any declaration or other instrument affecting the Property which Sponsor deems necessary or appropriate to comply with any Law, ordinance, regulation, zoning resolution or requirement of the Department of Buildings, the City Planning Commission, the Board of Standards and Appeals, or any other public authority, applicable to the demolition, construction, alteration, repair or restoration of the Building or any portion or element thereof.

4. Consents by Sponsor or any former owner of the Land for the erection of any structure or structures on, under or above any street or streets on which the Property may abut.

5. Any easement or right of use in favor of any utility company for construction, use, maintenance or repair of utility lines, wires, terminal boxes, mains, pipes, cables, conduits, poles, connections and other equipment and facilities on, under and across the Property.

6. Any easement or right of use required by Sponsor or its designee to obtain a temporary, permanent or amended Certificate of Occupancy for the Building or any part of same.

7. Any encumbrance as to which the Title Company (or the title insurance company that insures Purchaser's title to the Unit) would be willing to insure, at its regular rates and without additional premium, in a fee policy issued by it to Purchaser, that such encumbrance will not be collected out of or enforced against the Unit if it is a lien, or that such encumbrance is not a blanket lien encumbering the Common Elements.

8. Any other encumbrance, covenant, easement, agreement, or restriction against the Property other than a mortgage or other lien for the payment of money, which does not prevent the use of the Unit for its permitted purposes.

9. Revocability of licenses for vault space, if any, under the sidewalks and streets and the lien of any unpaid vault tax.

10. Encroachments of trim, copings, retaining walls, stoops, bay windows, balconies, sidewalk elevators, fences, fire escapes, cornices, foundations, footings, chutes, fuel oil lines, drainage and standpipes, and similar projections, if any, on, over or under the Property or the streets, sidewalks or premises abutting the Property, and the rights of governmental authorities to

require the removal of any such projections, and variations between record lines of the Property and retaining walls and the like, if any.

11. Leases and service, maintenance, employment, concessionaire and license agreements, if any, of other Units or portions of the Common Elements.

12. The lien of any unpaid Common Charges, real estate tax, water charge or sewer rent, provided the same are adjusted at the closing of title.

13. The lien of any unpaid assessment payable in installments (other than assessments levied by the Board), except that Sponsor shall pay all such assessments due prior to the Closing Date and Purchaser shall pay all assessments due from and after such date (however, the then current installment shall be adjusted at the closing of title).

14. Franchise taxes and New York City Business Corporation taxes of any corporation in the chain of title, provided that the Title Company would be willing in a fee policy issued by it to Purchaser, to insure that such taxes will not be collected out of the Unit.

15. Standard printed exceptions contained in the form of fee title insurance policy then issued by the Title Company (or the title insurance company insuring Purchaser's title to the Unit).

16. Any Certificate of Occupancy for the Building, so long as the same permits, or does not prohibit, use of the Unit for its stated purposes.

17. Any lease or other occupancy agreement for the Unit made by Sponsor and Purchaser.

18. Any violations against the Property (other than the Unit) that are the obligation of the Board or another Unit Owner to correct.

19. Survey (the "Existing Survey") made by Earl B. Lovell – S.P. Belcher, Inc., dated January 5, 1978.

20. Any state of facts which an update of the Existing Survey or any other accurate survey or a personal inspection of the Property and the Unit would show; provided such state of facts would not prevent the use of the Unit for its stated purposes; although any encroachment of a portion of the Unit structure upon another Unit or Units or upon the Common Elements may remain undisturbed as long as the same shall stand.

21. All other covenants, restrictions and matters of record.

NYC DEPARTMENT OF FINANCE
OFFICE OF THE CITY REGISTER

200801300020600300 2SFCDA

SUPPORTING DOCUMENT COVER PAGE **PAGE 1 OF 1**

Document ID: 2008013000206003 Document Date: 01-25-2008 Preparation Date: 02-08-2008
Document Type: DEED

ASSOCIATED TAX FORM ID: 2008011800204

SUPPORTING DOCUMENTS SUBMITTED:

	Page Count
RP - 5217 REAL PROPERTY TRANSFER REPORT	1
SMOKE DETECTOR AFFIDAVIT	1

FOR CITY USE ONLY

C1. County Code | | C2. Date Deed Recorded | / / | Month Day Year

C3. Book | | C4. Page | |

OR

C5. CRFN | |

REAL PROPERTY TRANSFER REPORT

STATE OF NEW YORK

STATE BOARD OF REAL PROPERTY SERVICES

RP - 5217NYC

(Rev 11/2002)

PROPERTY INFORMATION

1. Property Location: 768 (STREET NUMBER) | 5 AVENUE 405 (STREET NAME) | MANHATTAN (BOROUGH) | 10019 (ZIP CODE)

2. Buyer Name: UNIT 405 PLAZA LLC (LAST NAME / COMPANY) | (FIRST NAME)

LAST NAME / COMPANY | FIRST NAME

3. Tax Billing Address: Indicate where future Tax Bills are to be sent if other than buyer address (at bottom of form) | LAST NAME / COMPANY | FIRST NAME

STREET NUMBER AND STREET NAME | CITY OR TOWN | STATE | ZIP CODE

4. Indicate the number of Assessment Roll parcels transferred on the deed: 1 # of Parcels OR ☐ Part of a Parcel

4A. Planning Board Approval - N/A for NYC

4B. Agricultural District Notice - N/A for NYC

5. Deed Property Size: FRONT FEET X DEPTH OR ACRES

Check the boxes below as they apply:

6. Ownership Type is Condominium ☐

7. New Construction on Vacant Land ☐

8. Seller Name: PLAZA RESIDENTIAL OWNER LP (LAST NAME / COMPANY) | (FIRST NAME)

LAST NAME / COMPANY | FIRST NAME

9. Check the box below which most accurately describes the use of the property at the time of sale:

A ☑ One Family Residential	C ☐ Residential Vacant Land	E ☐ Commercial	G ☐ Entertainment / Amusement	I ☐ Industrial
B ☐ 2 or 3 Family Residential	D ☐ Non-Residential Vacant Land	F ☐ Apartment	H ☐ Community Service	J ☐ Public Service

SALE INFORMATION

10. Sale Contract Date: 2 / 16 / 2006 (Month / Day / Year)

11. Date of Sale / Transfer: 1 / 25 / 2008 (Month / Day / Year)

12. Full Sale Price $ 8,577,129

(Full Sale Price is the total amount paid for the property including personal property. This payment may be in the form of cash, other property or goods, or the assumption of mortgages or other obligations.) *Please round to the nearest whole dollar amount.*

13. Indicate the value of personal property included in the sale

14. Check one or more of these conditions as applicable to transfer:

- A ☐ Sale Between Relatives or Former Relatives
- B ☐ Sale Between Related Companies or Partners in Business
- C ☐ One of the Buyers is also a Seller
- D ☐ Buyer or Seller is Government Agency or Lending Institution
- E ☐ Deed Type not Warranty or Bargain and Sale (Specify Below)
- F ☐ Sale of Fractional or Less than Fee Interest (Specify Below)
- G ☐ Significant Change in Property Between Taxable Status and Sale Dates
- H ☐ Sale of Business is Included in Sale Price
- I ☐ Other Unusual Factors Affecting Sale Price (Specify Below)
- J ☑ None

ASSESSMENT INFORMATION - Data should reflect the latest Final Assessment Roll and Tax Bill

15. Building Class: R4

16. Total Assessed Value (of all parcels in transfer)

17. Borough, Block and Lot / Roll Identifier(s) (If more than three, attach sheet with additional identifier(s))

MANHATTAN 1274 1463

CERTIFICATION

I certify that all of the items of information entered on this form are true and correct (to the best of my knowledge and belief) and I understand that the making of any willful false statement of material fact herein will subject me to the provisions of the penal law relative to the making and filing of false instruments.

BUYER

BUYER SIGNATURE | DATE

STREET NUMBER | STREET NAME (AFTER SALE)

CITY OR TOWN | STATE | ZIP CODE

BUYER'S ATTORNEY

LAST NAME | FIRST NAME

212 (AREA CODE) | 326-0254 (TELEPHONE NUMBER)

SELLER

SELLER SIGNATURE | DATE

2008011800204201

FOR CITY USE ONLY

C1. County Code | C2. Date Deed Recorded (Month / Day / Year)

C3. Book | C4. Page

OR

C5. CRFN

REAL PROPERTY TRANSFER REPORT

STATE OF NEW YORK

STATE BOARD OF REAL PROPERTY SERVICES

RP - 5217NYC

(Rev 11/2002)

PROPERTY INFORMATION

1. Property Location: STREET NUMBER 768 | STREET NAME 5 AVENUE 405 | BOROUGH MANHATTAN | ZIP CODE 10019

2. Buyer Name: LAST NAME / COMPANY UNIT 405 PLAZA LLC | FIRST NAME

   LAST NAME / COMPANY | FIRST NAME

3. Tax Billing Address: Indicate where future Tax Bills are to be sent if other than buyer address (at bottom of form): LAST NAME / COMPANY Stilwell Associates | FIRST NAME

   STREET NUMBER AND STREET NAME 26 Broadway 23rd floor | CITY OR TOWN NY NY | STATE NY | ZIP CODE 10004

4. Indicate the number of Assessment Roll parcels transferred on the deed: 1 # of Parcels OR ☐ Part of a Parcel

4A. Planning Board Approval - N/A for NYC

4B. Agricultural District Notice - N/A for NYC

5. Deed Property Size: FRONT FEET X DEPTH OR ACRES

Check the boxes below as they apply:

6. Ownership Type is Condominium ☐

7. New Construction on Vacant Land ☐

8. Seller Name: LAST NAME / COMPANY PLAZA RESIDENTIAL OWNER LP | FIRST NAME

   LAST NAME / COMPANY | FIRST NAME

9. Check the box below which most accurately describes the use of the property at the time of sale:

- A ☑ One Family Residential
- B ☐ 2 or 3 Family Residential
- C ☐ Residential Vacant Land
- D ☐ Non-Residential Vacant Land
- E ☐ Commercial
- F ☐ Apartment
- G ☐ Entertainment / Amusement
- H ☐ Community Service
- I ☐ Industrial
- J ☐ Public Service

SALE INFORMATION

10. Sale Contract Date: 2 / 16 / 2006 (Month / Day / Year)

11. Date of Sale / Transfer: 1 / 25 / 2008 (Month / Day / Year)

12. Full Sale Price $ 8,577,129

(Full Sale Price is the total amount paid for the property including personal property. This payment may be in the form of cash, other property or goods, or the assumption of mortgages or other obligations.) *Please round to the nearest whole dollar amount.*

13. Indicate the value of personal property included in the sale

14. Check one or more of these conditions as applicable to transfer:

- A ☐ Sale Between Relatives or Former Relatives
- B ☐ Sale Between Related Companies or Partners in Business
- C ☐ One of the Buyers is also a Seller
- D ☐ Buyer or Seller is Government Agency or Lending Institution
- E ☐ Deed Type not Warranty or Bargain and Sale (Specify Below)
- F ☐ Sale of Fractional or Less than Fee Interest (Specify Below)
- G ☐ Significant Change in Property Between Taxable Status and Sale Dates
- H ☐ Sale of Business is Included in Sale Price
- I ☐ Other Unusual Factors Affecting Sale Price (Specify Below)
- J ☑ None

ASSESSMENT INFORMATION - Data should reflect the latest Final Assessment Roll and Tax Bill

15. Building Class R, 4

16. Total Assessed Value (of all parcels in transfer)

17. Borough, Block and Lot / Roll Identifier(s) (If more than three, attach sheet with additional identifier(s))

MANHATTAN 1274 1463

CERTIFICATION

I certify that all of the items of information entered on this form are true and correct (to the best of my knowledge and belief) and I understand that the making of any willful false statement of material fact herein will subject me to the provisions of the penal law relative to the making and filing of false instruments.

BUYER

Unit 405 Plaza LLC

By: Joseph Stilwell, Authorized Signatory

BUYER SIGNATURE | DATE 1/25/08

STREET NUMBER | STREET NAME (AFTER SALE)

CITY OR TOWN | STATE | ZIP CODE

BUYER'S ATTORNEY

LAST NAME Pryor | FIRST NAME Carlmen

AREA CODE 212 | TELEPHONE NUMBER 326-0254

SELLER

SELLER SIGNATURE Victoria Kobler | DATE

2008011800204201

CERTIFICATION

I certify that all of the items of information entered on this form are true and correct (to the best of my knowledge and belief) and understand that the making of any willful false statement of material fact herein will subject me to the provisions of the penal law relative to the making and filing of false instruments.

BUYER		BUYER'S ATTORNEY	
Unit 405 Plaza LLC By: Joseph Stilwell		Pryor	Cashman
BUYER SIGNATURE	DATE	LAST NAME	FIRST NAME
Authorized Signatory		212	326-0254
STREET NUMBER	STREET NAME (AFTER SALE)	AREA CODE	TELEPHONE NUMBER

			SELLER	
			Victoria Robles	
CITY OR TOWN	STATE	ZIP CODE	SELLER SIGNATURE	DATE

2008011800204201

AFFIDAVIT OF COMPLIANCE WITH SMOKE DETECTOR REQUIREMENT FOR ONE- AND TWO-FAMILY DWELLINGS

State of New York)
) **SS.:**
County of)

The undersigned, being duly sworn, depose and say under penalty of perjury that they are the grantor and grantee of the real property or of the cooperative shares in a cooperative corporation owning real property located at

768 5 AVENUE (Street Address), 405 (Unit/Apt.),

MANHATTAN (Borough) New York, 1274 (Block) 1463 (Lot) (the "Premises");

That the Premises is a one or two family dwelling, or a cooperative apartment or condominium unit in a one- or two-family dwelling, and that installed in the Premises is an approved and operational smoke detecting device in compliance with the provisions of Article 6 of Subchapter 17 of Chapter 1 of Title 27 of the Administrative Code of the City of New York concerning smoke detecting devices;

That they make affidavit in compliance with New York City Administrative Code Section 11-2105 (g). (The signatures of at least one grantor and one grantee are required, and must be notarized).

Grantor	Grantee
Name of Grantor (Type or Print)	Unit 405 Plaza LLC Name of Grantee (Type or Print)
Victoria Robles Signature of Grantor	By Joseph Schwell Signature of Grantee Authorized Signatory
Sworn to before me this 25 date of JANUARY 19 2008	Sworn to before me this 25 date of January 19 2008
[signature]	[signature]

These statements are made with the knowledge that a willfully false representation is unlawful and is punishable as a crime of perjury under Article 210 of the Penal Law.

NEW YORK CITY REAL PROPERTY TRANSFER TAX RETURNS FILED ON OR AFTER FEBRUARY 6th, 1990, WITH RESPECT TO THE CONVEYANCE OF A ONE- OR TWO-FAMILY DWELLING, OR A COOPERATIVE APARTMENT OR A CONDOMINIUM UNIT IN A ONE- OR TWO-FAMILY DWELLING, WILL NOT BE ACCEPTED FOR FILING UNLESS ACCOMPANIED BY THIS AFFIDAVIT.

SEAL

MERYL B. GOLDBERG
Notary Public, State of New York
No. 31GO4748100
Qualified in New York County
Commission Expires May 31, 2011

SEAL

1

MELVIN FREEDMAN
NOTARY PUBLIC, STATE OF NY
31-4806290
EXPIRES MARCH 30, 2008
QUALIFIED IN NEW YORK COUNTY

2008011800204101